Station Operations and Lease Agreement (Details)	12 Months Ended
Dec. 31, 2015 USD ($)
Diamond Bar [Member]
Sale Leaseback Transaction [Line Items]
Amount of lease property	$ 1
SCAQMD [Member]
Sale Leaseback Transaction [Line Items]
Description of lease contract	Within 180 days from the contract execution, Diamond Bar, using its best efforts, shall sell any surplus assets and provide SCAQMD with 90% of the net proceeds, as defined.
Fueling rate, description	The fueling rate charged to the SCAQMD will be based on actual utility costs, taxes and a fee not to exceed $0.50 per Gasoline Gallon Equivalent (GGE).
Description of lease expiration dates	The contract ends December 31, 2020. SCAQMD can extend the contract for a period not to exceed five years starting January 1, 2021 at no additional cost. Either party may terminate the contract with sixty days' notice.